UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson,	North Carolina	28036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Chief Financial Officer

On October 5, 2026, K. Christopher Farkas, Executive Vice President and Chief Financial Officer of Curtiss-Wright Corporation (the “Company”), informed the Company that he will be retiring effective at calendar year-end (the “Retirement Date”). In connection with his retirement, Mr. Farkas has stepped down from his position as Chief Financial Officer, but he will remain with the Company as Executive Vice President until the Retirement Date to facilitate a seamless transition. Mr. Farkas joined the Company over 17 years ago and has served as the Company’s Executive Vice President since January 2026 and Chief Financial Officer since May 2020. The Company has commenced a search for Mr. Farkas’ replacement.

Appointment of Interim Chief Financial Officer

The Board of Directors of the Company has appointed Gary A. Ogilby, Senior Vice President and Corporate Controller of the Company, to serve as the Company’s Interim Chief Financial Officer, effective as of October 6, 2026 and until a successor may be appointed. Mr. Ogilby, age 45, joined the Company in 2010 and has served as the Company’s Vice President and Corporate Controller since May 2020 and Senior Vice President since 2026. Mr. Ogilby will continue to serve as Senior Vice President and Corporate Controller, and therefore continue to serve as principal accounting officer of the Company for purposes of the Securities Exchange Act of 1934, as amended, during his tenure as Interim Chief Financial Officer.

No determination regarding compensation arrangements relating to Mr. Ogilby’s role as Interim Chief Financial Officer has been made as of the date of filing this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Ogilby and any other person pursuant to which Mr. Ogilby was selected to serve as Interim Chief Financial Officer. Mr. Ogilby does not have any family relationship with any director or other officer of the Company or any person nominated or chosen by the Company to become a director or officer. There are no transactions in which Mr. Ogilby has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the above executive transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1 Press Release dated October 6, 2026

104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ Gary A. Ogilby
Gary A. Ogilby
Senior Vice President,
Interim Chief Financial Officer,
and Corporate Controller

Date: October 6, 2026